UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

Appgate, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52776	20-3547231
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

2 Alhambra Plaza, Suite PH-1-B, Coral Gables, FL 33134
(Address of principal executive offices) (Zip Code)

(866) 524-4782
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on May 6, 2024, Appgate, Inc., a Delaware corporation (“Appgate” or the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On June 17, 2024, the Debtors filed the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 150] (as may be amended, supplemented, or modified from time to time, the “Plan”) with the Bankruptcy Court. On June 18, 2024, the Bankruptcy Code confirmed the Plan and entered an Order (I) Approving the Disclosure Statement For, and Confirming, the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code and (II) Granting Related Relief [Docket No. 159] (the “Confirmation Order”). Capitalized terms used but not specifically defined herein have the meanings ascribed to them in the Plan. The Plan became effective on July 2, 2024 (the “Effective Date”).

Item 1.02 Termination of a Material Definitive Agreement.

Equity Interests

In accordance with the Plan, on the Effective Date, all shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Date, and any rights of any holder in respect thereof, were deemed cancelled, discharged, extinguished, and of no further force or effect, without consideration and without value. Holders of such shares of Common Stock will not receive distributions on account of their Equity Interests in Appgate, and Appgate Inc. will be dissolved as soon as reasonably practicable following the Effective Date in accordance with the terms of the Restructuring Transactions Memorandum.

Prepetition Indebtedness

Pursuant to the Plan, on the Effective Date, the obligations of the Debtors under the following agreements were cancelled, subject to limitations as set forth in Article IV.H of the Plan:

•Amended and Restated Note Purchase Agreement, dated June 9, 2023 (as amended, restated, supplemented, or otherwise modified from time to time consistent with the terms thereof), by and among Appgate Cybersecurity, Inc. as issuer, Appgate, Inc., as parent, the guarantors party thereto, Magnetar Financial LLC, as representative of the holders, and U.S. Bank Trust Company, National Association, as collateral agent.

•Amended and Restated Note Issuance Agreement, dated June 9, 2023 (as amended, restated, supplemented, or otherwise modified from time to time consistent with the terms thereof), by and among Appgate Cybersecurity, Inc. as issuer, Appgate, Inc., as parent, the guarantors party thereto, Magnetar Financial LLC, as representative of the holders, and U.S. Bank Trust Company, National Association, as collateral agent.

•Note Purchase Agreement, dated July 20, 2023 (as amended, restated, supplemented, or otherwise modified from time to time consistent with the terms thereof), by and among Appgate Cybersecurity, Inc. as issuer, Appgate, Inc., as parent, the guarantors party thereto, and Appgate Funding, LLC, as representative of the holders and collateral agent.

•Note Issuance Agreement, dated July 20, 2023 (as amended, restated, supplemented, or otherwise modified from time to time consistent with the terms thereof), by and among Appgate Cybersecurity, Inc. as issuer, Appgate, Inc., as parent, the guarantors party thereto, and Appgate Funding, LLC, as representative of the holders and collateral agent.

•Amended and Restated Revolving Credit Agreement, dated June 9, 2023 (as amended, restated, supplemented, or otherwise modified from time to time consistent with the terms thereof), by and among Appgate Cybersecurity, Inc., as borrower, Appgate, Inc. as parent, the guarantors party thereto, and SIS Holdings, L.P. as lender.

Item 1.03 Bankruptcy or Receivership.

The Plan became effective on July 2, 2024 (the “Effective Date”) when the Company filed a Notice of (I) Entry of an Order Approving the Disclosure Statement For, and Confirming, the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code and (II) Occurrence of Effective Date (the “Notice of Effective Date”) with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description is a summary of the material terms of the Notice of Effective Date, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Notice of Effective Date filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.03 Material Modification to the Rights of Security Holders.

The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 2, 2024, the Company issued a press release in connection with the effectiveness of the Plan. A copy of the press release is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

In conjunction with its emergence from bankruptcy, the Company filed a post-effective amendment to the Registration Statement on Form S-8 with the U.S. Securities and Exchange Commission (the “SEC”). After its emergence, the Company intends to file a Form 15 with the SEC to deregister the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Notice of (I) Entry of an Order Approving the Disclosure Statement For, and Confirming, the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code and (II) Occurrence of Effective Date.
99.2	Press Release issued by Appgate, Inc. on July 3, 2024.
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2024	Appgate, Inc.

	By:	/s/ Leo Taddeo
Name: Leo Taddeo
Title: Chief Executive Officer and President
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